Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
DEBT
Debt at December 31, consisted of:

	2017		2016
(millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
3.75% Senior Notes due 2021 (issued: $500.0, August 2011)	$498.8	$520.7	$498.4	$528.8
2.45% Senior Notes due 2027 (issued: $500.0, August 2016)	496.1	477.9	495.8	464.6
6 5/8% Senior Notes due 2029 (issued: $300.0, March 1999)	296.1	382.3	295.9	380.1
6.25% Senior Notes due 2032 (issued: $400.0, November 2002)	395.3	516.9	395.2	499.0
4.35% Senior Notes due 2044 (issued: $350.0, April 2014)	346.5	388.7	346.4	362.3
3.70% Senior Notes due 2045 (issued: $400.0, January 2015)	395.2	402.9	395.1	372.5
4.125% Senior Notes due 2047 (issued: $850.0, April 2017)	841.2	917.1	0	0
6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (issued: $1,000.0, June 2007; outstanding: $0 and $594.6)	0	0	594.1	581.2
Other debt instruments	37.1	37.1	127.3	127.3
Total	$3,306.3	$3,643.6	$3,148.2	$3,315.8

The other debt instruments reported in the table above represent ARX indebtedness and consist of:

	December 31, 2017		December 31, 2016
Type of debt instrument	Number of Instruments	Carrying Value	Number of Instruments	Carrying Value	Stated Maturity Date(s)
Term loans	2	$37.1	2	$62.1	December 2018 and 2019
Junior subordinated notes	0	0	2	41.2	NA
Senior notes	0	0	4	24.0	NA
Total		$37.1		$127.3
NA - Not applicable as the notes were redeemed during 2017.
Aggregate required principal payments on debt outstanding at December 31, 2017, are as follows:

(millions)
Year	Payments
2018	$25.0
2019	12.1
2020	0
2021	500.0
2022	0
Thereafter	2,800.0
Total	$3,337.1

The Progressive Corporation Debt
Excluding the other debt instruments, all of the outstanding debt was issued by The Progressive Corporation, the ultimate holding company. The holding company debt includes amounts that were borrowed and contributed to the capital of its insurance subsidiaries or used, or made available for use, for other business purposes. Fair values for these debt instruments are obtained from external sources. There are no restrictive financial covenants or credit rating triggers on The Progressive Corporation debt.
Interest on all debt issued by The Progressive Corporation is payable semiannually at the stated rates. All principal on the Senior Notes is due at the maturity stated in the tables above. The Senior Notes are redeemable, in whole or in part, at any time; however, the redemption price will equal the greater of the principal amount of the Senior Notes or a “make whole” amount calculated by reference to the present values of remaining scheduled principal and interest payments under the Senior Notes.
The Progressive Corporation issued $850 million of 4.125% Senior Notes due 2047 (the “4.125% Senior Notes”) in April 2017, and $500 million of our 2.45% Senior Notes due 2027 (the “2.45% Senior Notes”) in August 2016, in underwritten public offerings. We received proceeds, after deducting underwriter’s discounts, commissions and other issuance costs, of approximately $841.1 million and $495.6 million, respectively, and paid approximately $1.5 million and $0.9 million of costs related to the issuance of the 4.125% Senior Notes and 2.45% Senior Notes, respectively.
During 2017, we redeemed our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “6.70% Debentures”), at par, in the aggregate principal amount of $563.7 million. During 2017 and 2016, prior to the redemption, we repurchased, in the open market, $30.9 million and $19.8 million, respectively, in aggregate principal amount of our 6.70% Debentures. Since the carrying value of the debt we repurchased differed from the amount paid to extinguish the debt, we recognized a gain of $0.2 million during 2017 and $1.6 million during 2016.
Prior to issuance of our debt securities, we entered into forecasted transactions to hedge against possible rises in interest rates. When the contracts were closed upon issuance of the applicable debt securities, we recognized unrealized gains (losses) as part of accumulated other comprehensive income for all of the Senior Notes, except for the 2.45% Senior Notes. Upon issuance of the 2.45% Senior Notes, we recognized a realized loss of $1.4 million (See Note 2 – Investments for further discussion). The following table shows the original gain (loss) recognized at debt issuance and the unamortized balance at December 31, 2017, on a pretax basis:

(millions)	Unrealized Gain (Loss) at Debt Issuance	Unamortized Balance at December 31, 2017
3.75% Senior Notes	$(5.1)	$(2.1)
6 5/8% Senior Notes	(4.2)	(2.7)
6.25% Senior Notes	5.1	3.6
4.35% Senior Notes	(1.6)	(1.5)
3.70% Senior Notes	(12.9)	(12.2)
4.125% Senior Notes	(8.0)	(7.9)

These unrealized gains (losses) are being amortized as adjustments to interest expense over the life of the related Senior Notes.
ARX Debt (i.e., Other debt instruments)
The other debt instruments were issued by ARX, prior to The Progressive Corporation acquiring a controlling interest in 2015. ARX, not The Progressive Corporation or any of its other subsidiaries, is responsible for the other debt, which includes amounts that were borrowed and contributed to the capital of ARX’s insurance subsidiaries or used, or made available for use, for other business purposes.
In estimating the fair values of the other debt instruments, it was determined that the fair values of these notes are equal to the carrying value, based on the current rates offered for debt of similar maturities and interest rates.

During 2017, ARX redeemed its junior subordinated notes and senior notes, in their entirety, in the aggregate principal amount of $65.2 million, with proceeds from a 5-year, fixed-rate loan made by The Progressive Corporation to fund the redemptions; this intercompany transaction is eliminated in consolidation.
Monthly interest and principal payments are made on the term loans, with interest calculated based on the 30-day LIBOR plus 2.25%. Principal payments of $25.0 million are required to be paid during the next twelve months on these term loans. The term loans are secured by 100% of the outstanding common stock of three subsidiaries of ARX.
The term loans require ARX and its subsidiaries to maintain specified debt leverage and fixed charge coverage ratios, as well as maintain a minimum risk-based capital ratio and minimum financial strength and credit ratings, as provided by A.M. Best Company, Inc. As of December 31, 2017, ARX did not maintain the specified fixed charge coverage ratio or the minimum risk-based capital ratio on one of the subsidiaries that is pledged as collateral on the term loans. Subsequent to year-end, ARX received a waiver from the bank in regards to both of these items.
The Progressive Corporation Line of Credit
During 2017, The Progressive Corporation entered into a new line of credit with PNC Bank, National Association (PNC) in the maximum principal amount of $250 million. This line of credit replaced a previous line of credit with a maximum principal amount of $100 million that expired in April 2017. Subject to the terms and conditions of the line of credit documents, advances under the line of credit (if any) will bear interest at a variable rate equal to the higher of PNC’s Prime Rate or the sum of the Federal Funds Open Rate plus 50 basis points. Each advance must be repaid on the 30th day after the advance or, if earlier, on April 30, 2018, the expiration date of the Line of Credit. Prepayments are permitted without penalty. The Line of Credit is uncommitted and, as such, all advances are subject to PNC’s discretion. We had no borrowings under either line of credit in 2017 or 2016.